UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

________________

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §210.14a-12

REVELSTONE CAPITAL ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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REVELSTONE CAPITAL ACQUISITION CORP.
14350 Myford Road
Irvine, CA 92606

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

DECEMBER 21, 2023

TO THE STOCKHOLDERS OF
REVELSTONE CAPITAL ACQUISITION CORP.

On behalf of the Board of Directors (the “Board”) of Revelstone Capital Acquisition Corp. (the “Company,” “Revelstone Capital” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 11:30 a.m. Eastern Time on December 21, 2023. The Special Meeting will be held via teleconference using the following dial-in information:

Date, Time and Place.

The Special Meeting will be held at 11:30 a.m., ET on December 21, 2023 virtually at https://www.cstproxy.com/revelstonecapital/ext2023

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0898236#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/revelstonecapital/ext2023. We are first mailing these materials to our stockholders on or about December 8, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.      Proposal 1 — A proposal to amend Revelstone Capital’s second amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which Revelstone Capital has to consummate a business combination (the “Extension Amendment”) from December 21, 2023 to February 21, 2024 (referred to as the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”); and

2.      Proposal 2 — A proposal to amend Revelstone Capital’s investment management trust agreement, dated as of December 16, 2021, as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which Revelstone Capital has to consummate a business combination Previous Deadline from December 21, 2023 until February 21, 2024, with no further payment into the Company’s trust account (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

3.      Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete an initial business combination. The Company’s Charter provides that the Company has until December 21, 2023 to complete an initial business combination. There is not sufficient time before December 21, 2023 for the Company to complete the initial business combination given the projected timetable or having the registration statement filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 on Form S-4 (the “Initial Business Combination Registration Statement”), declared effective prior to holding a

Special Meeting of the Company to approve the initial business combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have until February 21, 2024 to complete an initial business combination.

Upon the closing of the Company’s initial public offering, approximately $167 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on November 10, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 7,644,814 shares of Class A common stock, $0.0001par value, (the “Class A common stock”), and five shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”), issued and outstanding. The shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. The Class A common stock and the Class B common stock are collectively referred to as the Company’s “Common Stock.” The public shares of Class A common stock are referred to as the “Public Shares.” Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Revelstone Capital more time to complete its initial business combination.

The Company’s current Charter and Trust Agreement provide that Revelstone Capital has only until December 21, 2023 to complete a business combination. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from December 21, 2023 until February 21, 2024.

Background

Revelstone Capital was incorporated in Delaware on April 5, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated December 16, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter Revelstone Capital has until December 21, 2023 to complete the Business Combination. If the Business Combination is not completed prior to December 21, 2023, Revelstone Capital can extend the time to complete the Business Combination only by the amendment of its Charter which requires the approval of at least 65% of the holders of the Company’s Common Stock entitled to vote, which include the holders of both the Class A common stock and the Class B common stock.

On July 17, 2023, Revelstone Capital Acquisition Corp., a Delaware corporation (“Revelstone” or “Revelstone Capital”), entered into a Merger Agreement, which agreement was amended and restated on August 16, 2023 (the “Merger Agreement”), by and among Revelstone, Revelstone Capital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Revelstone (“Merger Sub”), Set Jet, Inc., a Nevada corporation (“Set Jet”) and Thomas P. Smith, as the Securityholder Representative. Pursuant to the terms of the Merger Agreement, a business combination between Revelstone and Set Jet will be effected through the merger of Merger Sub with and into Set Jet, with Set Jet surviving the merger as a wholly owned subsidiary of Revelstone (the “Merger” and collectively with the transactions contemplated in the Merger Agreement, the “Business Combination”). As part of the Business Combination, Revelstone will change its name to “Set Jet, Inc.” and continue trading on The Nasdaq Stock Market LLC. The Revelstone Board has (i) approved and declared advisable the Merger Agreement, the Additional Agreements and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of Revelstone.

The total consideration to be paid at Closing (the “Merger Consideration”) or via earnout (the “Earnout Consideration”) by Revelstone to Set Jet security holders will be an amount up to $145 million, subject to adjustment, based on the sum of (a) Merger Consideration paid at closing in an amount equal to $80 million (subject to adjustment based on the Debt for Borrowed Money of Set Jet net of Set Jet’s Cash and Cash Equivalents at Closing, which we refer to as “Closing Debt”) and (b) Earnout Consideration of up to $65 million consisting of (i) up to $45 million to shareholders of Set Jet pursuant to the Earnout Escrow Agreement as described below and (ii) up to $20 million to certain executive officers and directors of the Combined Company who were the executive officers and directors of Set Jet and who will continue as officers and directors of the Combined Company under the Retention Bonus Agreement described below. The Merger Consideration will be payable in (a) 5,703,000 shares of Class A common stock, par value $0.0001 per share, of Revelstone (“Revelstone Common Stock”) at the reference price of $10.00 per share (the “Reference Price”), subject to adjustment (the “Closing Adjustment”) based on whether the Closing Debt is greater than or less than $14,970,000 (the “Closing Merger Consideration Shares”) and (b) 800,000 shares of Revelstone Common Stock at the Reference Price in exchange for the conversion of the Pre-PIPE Convertible Note, which shares will not be registered. The Closing Adjustment will only be used to issue more or less shares of Revelstone Common Stock, as the case may be, calculated using the Reference Price, if the Closing Debt is less or more than $14,970,000, respectively, up to a maximum of 1,497,000 additional shares of Revelstone Common Stock. For avoidance of doubt, for every $10.00 more in Closing Debt, there will be one less share of Revelstone Common Stock issued, and for every $10.00 less in Closing Debt, there will be one more share of Revelstone Common Stock issued. Shares of Revelstone Common Stock issued as a result of any reduction in the amount of Closing Debt shall not be registered.

If Revelstone Capital is unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Revelstone Capital (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of public shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Revelstone Capital would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

Prior Extension

At a special meeting of Revelstone stockholders held on June 14, 2023 (the “Extension Meeting”), Revelstone stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the Management Trust Agreement with the Transfer Agent, to extend the date by which it has to consummate a business combination until December 21, 2023, on a month-to-month basis by depositing $90,000 per month into the Trust Account.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by Revelstone on June 14, 2023, 12,980,181 shares were tendered for redemption. As a result, approximately $134 million was removed from Revelstone’s Trust Account to pay such holders. Following redemptions, Revelstone had 3,519,819 Public Shares of Revelstone Class A Common Stock outstanding, and approximately $37.5 million in Revelstone’s Trust Account. On June 14, 2023, July 21, 2023, August 21, 2023, September 21, 2023 and October 21, 2023, $90,000 was deposited into the Trust Account for each one-month extension, to extend the time to complete a business combination to November 21, 2023. On July 27, 2023, Revelstone issued an aggregate of 4,124,995 shares of Revelstone Class A Common Stock to the holders of shares of Revelstone Class B Common Stock upon the conversion of an equal number of shares of Revelstone Class B Common Stock.

Revelstone and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, but have determined that there will not be sufficient time before December 21, 2023 to consummate the Proposed Business Combination. Accordingly, Revelstone’s board has determined that, given Revelstone’s expenditure of time, effort and money on identifying Set Jet as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust

Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and the Charter and the Trust Agreement are amended, Revelstone will have to consummate the Proposed Business Combination before the Extended Termination Date.

Failure to Timely Complete a Business Combination

As disclosed in the Company’s prospectus dated December 16, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if Revelstone Capital does not complete its initial Business Combination by December 21, 2023, Revelstone Capital would cease all operations except for the purpose of winding up the Company.

Revelstone Capital and its board of directors have determined that there will not be sufficient time before December 21, 2023 to consummate an Initial Business Combination. Accordingly, Revelstone Capital’s board has determined that, given Revelstone Capital’s expenditure of time, effort and money on completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Revelstone Capital will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal the Trust Amendment Proposal are implemented and you do not elect to redeem your shares of Class A common stock now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your shares of Class A common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Revelstone Capital’s board of directors determines that Revelstone Capital will not be able to consummate an initial business combination by the Extended Termination Date, Revelstone Capital would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of Class A common stock.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Revelstone Capital to pay franchise and income taxes, divided by the number of then outstanding public shares of Class A common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain their right to redeem their public shares of Class A common stock when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal and the Trust Amendment Proposal. Each redemption of shares of Class A common stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $38 million of marketable securities as of December 7, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Revelstone Capital has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, initially owned an aggregate of 4,125,000 shares Class B shares of common stock, 4,124,995 of which were converted to Class A Common Stock on July 27, 2023, we refer to these and the remaining five Class B shares of common stock as the “Founder Shares”, that were issued prior to our IPO.

In a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement”), the Company completed the private sale of 5,800,000 private placement warrants (the “Private Warrants”), at a purchase price of $1.00 per Private Warrant, of which 5,050,000 Private Warrants were sold to Revelstone Capital, LLC (the “Sponsor”) and 750,000 Private Warrants were sold to Roth Capital Partners, LLC, one of the representatives of the underwriters (“Roth”), generating gross proceeds to the Company of $5,800,000. The Private Warrants are identical to the Public Warrants sold in the IPO, except as otherwise disclosed in the IPO prospectus. On January 11, 2022, the Sponsor purchased an additional 450,000 Private Warrants when the underwriter partially exercised their over-allotment option, generating additional proceeds of $450,000.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 19, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 7, 2023, there was approximately $38 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to February 21, 2024, the redemption price per share at the meeting for the Initial Business combination or the Company’s subsequent liquidation could be approximately $10.82 per share (without taking into account any interest), which may be different to the current redemption price of approximately $10.82 per share. The closing price of the Company’s common stock on December 7, 2023 was $10.77. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by December 21, 2023, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, Representative, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Representative Shares or the Private Placement Shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding Common Stock, including the Founder Shares, the Private Placement Shares and the Representative Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on November 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,
/s/ Morgan Callagy
Morgan Callagy
Co-Chief Executive Officer

REVELSTONE CAPITAL ACQUISITION CORP.
14350 Myford Road
Irvine, CA 92606

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 21, 2023

December 8, 2023

To the Stockholders of Revelstone Capital Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Revelstone Capital Acquisition Corp. (“Revelstone Capital”), a Delaware corporation, will be held on December 21, 2023, at 11:30 a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

https://www.cstproxy.com/revelstonecapital/ext2023

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0898236#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.      a proposal to amend Revelstone Capital’s second amended and restated certificate of incorporation (as amended, the “Charter”), to extend the date by which Revelstone Capital has to consummate a business combination (the “Charter Amendment”), from December 21, 2023 to February 21, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date). We refer to this proposal as the “Charter Amendment Proposal;”

2.      a proposal to amend Revelstone Capital’s investment management trust agreement, dated as of December 16, 2021, as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date from December 21, 2023 until February 21, 2024, with no further payment into the Company’s trust account (the “Trust Amendment”), (we refer to this proposal as the “Trust Amendment Proposal”); and

3.      a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

4.      To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 10, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Morgan Callagy
Morgan Callagy Co-Chief Executive Officer

New York, New York
December 8, 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT: https://www.cstproxy.com/revelstonecapital/ext2023

REVELSTONE CAPITAL ACQUISITION CORP.
14350 Myford Road
Irvine, CA 92606

PRELIMINARY PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 21, 2023
FIRST MAILED ON OR ABOUT DECEMBER 8, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Revelstone Capital Acquisition Corp. (“the Company,” “Revelstone Capital” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on December 21, 2023 at 11:30 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Revelstone Capital will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

https://www.cstproxy.com/revelstonecapital/ext2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0898236#

The principal executive office of the Company is 14350 Myford Road, Irvine, California 92606, and its telephone number, including area code, is ((949) 751-7518.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to amend Revelstone Capital’s second amended and restated certificate of incorporation (as amended, the “Charter”), to extend the date by which Revelstone Capital has to consummate a business combination from December 21, 2023 until February 21, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”);

2.      Proposal 2 — A proposal to amend Revelstone Capital’s investment management trust agreement, dated as of December 21, 2021, as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Extended Termination Date to February 21, 2024 with no further payment into the Company’s trust account (the “Trust Amendment”), (we refer to this proposal as the “Trust Amendment Proposal”);

3.      Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

Background

Revelstone Capital was incorporated in Delaware on April 5, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities.

On December 21, 2021, we consummated our initial public offering (“IPO”) of 15,000,000 units (the “Units”) at $10.00 per Unit, each Unit comprised of one share of Class A Common Stock, $0.0001 par value (the “Public Shares”), and one half-of-one redeemable warrant, each whole warrant to purchase one share of Class A Common Stock at a purchase price of $11.50 per share (the “Public Warrants”), generating gross proceeds of $150,000,000. On January 11, 2022, the over-allotment option was partially exercised and the underwriters purchased 1,500,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit, generating additional gross proceeds of $15,000,000.

On December 21, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 5,800,000 private placement warrants (the “Private Warrants”), at a purchase price of $1.00 per Private Warrant, of which 5,050,000 Private Warrants were sold to Revelstone Capital, LLC (the “Sponsor”) and 750,000 Private Warrants were sold to Roth Capital Partners, LLC, one of the representatives of the underwriters (“Roth”), generating gross proceeds to the Company of $5,800,000. The Private Warrants are identical to the Public Warrants sold in the IPO, except as otherwise disclosed in the IPO prospectus. On January 11, 2022, the Sponsor purchased an additional 450,000 Private Warrants when the underwriter partially exercised their over-allotment option, generating additional proceeds of $450,000. Upon the closing of the Company’s IPO, approximately $167 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities.

As disclosed in the Company’s prospectus dated December 16, 2021, pursuant to the Trust Agreement, and the Company’s Charter, if Revelstone Capital was unable to complete its initial business combination within such period (as extended as described herein), it would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Revelstone Capital (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Revelstone Capital would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

On July 17, 2023, Revelstone Capital Acquisition Corp., a Delaware corporation (“Revelstone” or “Revelstone Capital”), entered into a Merger Agreement, which agreement was amended and restated on August 16, 2023 (the “Merger Agreement”), by and among Revelstone, Revelstone Capital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Revelstone (“Merger Sub”), Set Jet, Inc., a Nevada corporation (“Set Jet”) and Thomas P. Smith, as the Securityholder Representative. Pursuant to the terms of the Merger Agreement, a business combination between Revelstone and Set Jet will be effected through the merger of Merger Sub with and into Set Jet, with Set Jet surviving the merger as a wholly owned subsidiary of Revelstone (the “Merger” and collectively with the transactions contemplated in the Merger Agreement, the “Business Combination”). As part of the Business Combination, Revelstone will change its name to “Set Jet, Inc.” and continue trading on The Nasdaq Stock Market LLC. The Revelstone Board has (i) approved and declared advisable the Merger Agreement, the Additional Agreements and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of Revelstone.

The total consideration to be paid at Closing (the “Merger Consideration”) or via earnout (the “Earnout Consideration”) by Revelstone to Set Jet security holders will be an amount up to $145 million, subject to adjustment, based on the sum of (a) Merger Consideration paid at closing in an amount equal to $80 million (subject to adjustment based on the Debt for Borrowed Money of Set Jet net of Set Jet’s Cash and Cash Equivalents at Closing, which we refer to as “Closing Debt”) and (b) Earnout Consideration of up to $65 million consisting of (i) up to $45 million to shareholders of Set Jet pursuant to the Earnout Escrow Agreement as described below and (ii) up to $20 million to certain executive officers and directors of the Combined Company who were the executive officers and directors of Set Jet and who will continue as officers and directors of the Combined Company under the Retention Bonus Agreement described below. The Merger Consideration will be payable in (a) 5,703,000 shares of Class A common stock, par value $0.0001 per share, of Revelstone (“Revelstone Common Stock”) at the reference price of $10.00 per share (the “Reference Price”), subject to adjustment (the “Closing Adjustment”) based on whether the Closing Debt is greater than or less than $14,970,000 (the “Closing Merger Consideration Shares”) and (b) 800,000 shares of Revelstone Common Stock at the Reference Price in exchange for the conversion of the Pre-PIPE Convertible Note, which shares will not be registered. The Closing Adjustment will only be used to issue more or less shares of Revelstone Common Stock, as the case may be, calculated using the Reference Price, if the Closing Debt is less or more than $14,970,000, respectively, up to a maximum of 1,497,000 additional shares of Revelstone Common Stock. For avoidance of doubt, for every $10.00 more in Closing Debt, there will be one less share of Revelstone Common Stock issued, and for every $10.00 less in Closing Debt, there will be one more share of Revelstone Common Stock issued. Shares of Revelstone Common Stock issued as a result of any reduction in the amount of Closing Debt shall not be registered.

If Revelstone Capital is unable to complete its initial business combination by December 21, 2023 (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Revelstone Capital (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of public shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Revelstone Capital would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

Prior Extension

At a special meeting of Revelstone stockholders held on June 14, 2023 (the “Extension Meeting”), Revelstone stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the Management Trust Agreement with the Transfer Agent, to extend the date by which it has to consummate a business combination until December 21, 2023, on a month-to-month basis by depositing $90,000 per month into the Trust Account.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by Revelstone on June 14, 2023, 12,980,181 shares were tendered for redemption. As a result, approximately $134 million was removed from Revelstone’s Trust Account to pay such holders. Following redemptions, Revelstone had 3,519,819 Public Shares of Revelstone Class A Common Stock outstanding, and approximately $37.5 million in Revelstone’s Trust Account. On June 14, 2023, July 21, 2023, August 21, 2023, September 21, 2023 and October 21, 2023 $90,000 was deposited into the Trust Account for each one-month extension, to extend the time to complete a business combination to November 21, 2023. On July 27, 2023, Revelstone issued an aggregate of 4,124,995 shares of Revelstone Class A Common Stock to the holders of shares of Revelstone Class B Common Stock upon the conversion of an equal number of shares of Revelstone Class B Common Stock.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to find an appropriate company as a target in order to complete an Initial Business Combination. The Company’s prospectus for its IPO and its Charter provide that the Company has until December 21, 2023 (the “Original Termination Date”) to complete an initial business combination. There is not sufficient time before December 21, 2023 for the Company to complete an Initial Business Combination given the projected timetable, to have its registration statement on Form S-4 under the Securities Act of 1933 (the “Initial Business Combination Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), be declared effective prior to holding a Special Meeting of the Company to consider an Initial Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have until February 21, 2024 to complete an Initial Business Combination.

The Board has fixed the close of business on November 10, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 7,644,814 shares of Class A common stock, $0.0001 par value, issued and outstanding (the “Class A Common Stock”) which includes 4,124,995 shares of Class A Common Stock, after the conversion of 4,124,995 of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and five shares of Class B Common Stock for a total of 7,644,819 shares of Class A and Class B Common Stock issued and outstanding. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Revelstone Capital more time to complete its Initial Business Combination. Revelstone Capital’s Charter provides that Revelstone Capital has only until December 21, 2023 to complete a business combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposal”) and to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate a business combination from December 21, 2023 to February 21, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Class A common stock, at a per-share of Class A common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Revelstone Capital (net of taxes payable), divided by the number of then outstanding shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law; and (y) a proposal to adjourn the Special Meeting if necessary.

Q.     Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     Revelstone Capital was incorporated in Delaware on April 5, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On December 21, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ partial exercise of over-allotment option on January 11, 2022. Simultaneously with the closing of the IPO and the exercise of the partial exercise by the underwriter of its over-allotment option, the Company consummated the private placement for the sale of private warrants (“Private Placement”) of 5,800,000 private placement warrants (the “Private Warrants”), at a purchase price of $1.00 per Private Warrant, of which 5,050,000 Private Warrants were sold to Revelstone Capital, LLC (the “Sponsor”) and 750,000 Private Warrants were sold to Roth Capital Partners, LLC, one of the representatives of the underwriters (“Roth”), generating gross proceeds to the Company of $5,800,000. The Private Warrants are identical to the Public Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. On January 11, 2022, the Sponsor purchased an additional 450,000 Private Warrants when the underwriter partially exercised their over-allotment option, generating additional proceeds of $450,000. Approximately $167 million from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before December 21, 2023. The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Initial Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on an Initial Business Combination. We do not believe that we will have sufficient time to consummate the Initial Business Combination prior to December 21, 2023.

Therefore, we are seeking approval of the Charter Amendment Proposal. Furthermore, the Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Initial Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Initial Business Combination.

YOU ARE NOT BEING ASKED TO VOTE ON THE INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.     Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     The Board believes stockholders will benefit from the Company’s consummating the Initial Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the Initial Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal would give the Company additional time to complete its Initial Business Combination.

         Accordingly, we believe that the Charter Amendment Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

         You will have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposal and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

         If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete an Initial Business Combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Initial Business Combination.

Q.     Will the Company be affected by the Excise Tax included in the Inflation Reduction Act of 2022?

A.     On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an Initial Business Combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities in connection with our Initial Business Combination transaction (including any PIPE transaction at the time of our Initial Business Combination), as well as any other issuances of securities not in connection with our Initial Business Combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

         Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

Q.     Will funds in trust, including any interest thereon, be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act of 2022?

A.     Funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any Excise Tax imposed under the IR Act. To the extent there are insufficient funds in the Company’s working capital to fund the payment of any potential Excise Taxes that may become due upon a redemption of public shares in connection with a liquidation of the Company in 2023 if we do not effect a business combination prior to December 21, 2023, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such potential excise tax payment without using proceeds (including interest income) from the trust account.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     To allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposal and the Trust Amendment Proposal and the Adjournment Proposal.

         Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they held 4,125,000 Founder Shares representing approximately 20% of the Company’s issued and outstanding shares of Common Stock, including 4,124,995 shares of Class A Common Stock and five shares of Class B Common Stock.

Q.     What vote is required to adopt the proposals?

A.     Charter Amendment Proposal.    The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

         Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

         Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Q.     What if I do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.     Will you seek any further extensions to liquidate the trust account?

A.     Other than extending the time to complete the Business Combination from December 21, 2023 until February 21, 2023, the Extended Termination Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved at the Special Meeting, and we have not consummated a Business Combination by December 21, 2023, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter.

         If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

         Our stockholders as of immediately prior to our IPO, including our Sponsor (our “Initial Stockholders”) and the Representative, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the shares of common stock held or controlled by our Initial Stockholders prior to the IPO, which includes 4,124,995 shares of Class A Common Stock and five shares of Class B Common Stock (“Founder Shares”), and to vote their Founder Shares, in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

Q.     What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Initial Business Combination until the Extended Termination Date on February 21, 2024. We will remain a reporting company under the Exchange Act and our units, Class A common stock and public warrants will remain publicly traded.

         If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently initial business combination?

A.     Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, you will be able to vote on any subsequent Initial Business combination when it is submitted to Stockholders. If you disagree with the Initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Initial Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc. (“Advantage”), the Company’s proxy solicitation agent at: Toll Free: 877-870-8565; Collect: 206-870-8565, Email: ksmith@advantageproxy.com, prior to the commencement of the Special Meeting.

Q.     How are votes counted?

A.     The Company’s proxy agent, Advantage will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

         Charter Amendment Proposal.    The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

         Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

         Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

         Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

         If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposal and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

         Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, Revelstone Capital will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

         If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Charter Amendment Proposal and the Trust Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Revelstone Capital without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:     If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

         Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, no Public Shares would be required to achieve a quorum.

Q.     Who can vote at the Special Meeting?

A.     Only holders of record of the Company’s Public Shares at the close of business on November 10, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 7,644,819 shares of Common Stock outstanding of the Company, including 3,519,819 outstanding Public Shares.

         Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

         Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Charter Amendment Proposal, the Trust Amendment Proposal. and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and rights that will become worthless if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Charter Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A.     Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the Special Meeting and the vote on the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less or be a holder of record on the Record Date to exercise redemption rights.

         To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team at Email: spacredemptions@continentalstock.com, no later than two business days prior to the Special Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Revelstone Capital will pay the cost of soliciting proxies for the Special Meeting. Revelstone Capital has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Special Meeting. Revelstone Capital has agreed to pay Advantage a fee of up to $8,500, plus disbursements. Revelstone Capital will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. Revelstone Capital will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Revelstone Capital’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Revelstone Capital’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about Revelstone Capital from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated December 16, 2021 and filed with the SEC on December 20, 2021 pursuant to Rule 421(b)(4) (File No. 333-261352), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 5, 2022, 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 27, 2023, and any that may be set forth in the Initial Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Revelstone Capital was incorporated in Delaware on April 5, 2021 and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. Revelstone Capital has up to December 21, 2023 to consummate a Business Combination (if the time to complete a business combination is extended). If Revelstone Capital is unable to complete its initial business combination within such period (as extended as described herein), it will (i) cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Revelstone Capital (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Revelstone Capital will dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

On December 21, 2021, Revelstone closed its initial public offering (“IPO”) of 15,000,000 units (the “Units”) at $10.00 per Unit, each Unit comprised of one share of Class A Common Stock, $0.0001 par value (the “Public Shares”), and one half-of-one redeemable warrant, each whole warrant to purchase one share of Class A Common Stock at a purchase price of $11.50 per share (the “Public Warrants”), generating gross proceeds of $150,000,000. On January 11, 2021, the over-allotment option was partially exercised and the underwriters purchased 1,500,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit, generating additional gross proceeds of $15,000,000.

On December 21, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 5,800,000 private placement warrants (the “Private Warrants”), at a purchase price of $1.00 per Private Warrant, of which 5,050,000 Private Warrants were sold to Revelstone Capital, LLC (the “Sponsor”) and 750,000 Private Warrants were sold to Roth Capital Partners, LLC, one of the representatives of the underwriters (“Roth”), generating gross proceeds to the Company of $5,800,000. The Private Warrants are identical to the Public Warrants sold in the IPO, except as otherwise disclosed in the IPO prospectus. On January 11, 2022, the Sponsor purchased an additional 450,000 Private Warrants when the underwriter partially exercised their over-allotment option, generating additional proceeds of $450,000.

Approximately $167 million from the net proceeds of the sale of the Public Units in the IPO (each Unit consists of one share of Class A common stock and one redeemable warrant entitling the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share) and the sale of the Private Warrants was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The funds held in the Trust Account is and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that Revelstone Capital is not deemed to be an investment company under the Investment Company Act. except with respect to interest earned on the funds held in the Trust Account that may be released to Revelstone Capital to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if Revelstone Capital has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which Revelstone Capital completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

On July 17, 2023, Revelstone Capital Acquisition Corp., a Delaware corporation (“Revelstone” or “Revelstone Capital”), entered into a Merger Agreement, which agreement was amended and restated on August 16, 2023 (the “Merger Agreement”), by and among Revelstone, Revelstone Capital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Revelstone (“Merger Sub”), Set Jet, Inc., a Nevada corporation (“Set Jet”) and Thomas P. Smith, as the Securityholder Representative. Pursuant to the terms of the Merger Agreement, a business combination between Revelstone and Set Jet will be effected through the merger of Merger Sub with and into Set Jet, with Set Jet surviving the merger as a wholly owned subsidiary of Revelstone (the “Merger” and collectively with the transactions contemplated in the Merger Agreement, the “Business Combination”). As part of the Business Combination, Revelstone will change its name to “Set Jet, Inc.” and continue trading on The Nasdaq Stock Market LLC. The Revelstone Board has (i) approved and declared advisable the Merger Agreement, the Additional Agreements and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of Revelstone.

The total consideration to be paid at Closing (the “Merger Consideration”) or via earnout (the “Earnout Consideration”) by Revelstone to Set Jet security holders will be an amount up to $145 million, subject to adjustment, based on the sum of (a) Merger Consideration paid at closing in an amount equal to $80 million (subject to adjustment based on the Debt for Borrowed Money of Set Jet net of Set Jet’s Cash and Cash Equivalents at Closing, which we refer to as “Closing Debt”) and (b) Earnout Consideration of up to $65 million consisting of (i) up to $45 million to shareholders of Set Jet pursuant to the Earnout Escrow Agreement as described below and (ii) up to $20 million to certain executive officers and directors of the Combined Company who were the executive officers and directors of Set Jet and who will continue as officers and directors of the Combined Company under the Retention Bonus Agreement described below. The Merger Consideration will be payable in (a) 5,703,000 shares of Class A common stock, par value $0.0001 per share, of Revelstone (“Revelstone Common Stock”) at the reference price of $10.00 per share (the “Reference Price”), subject to adjustment (the “Closing Adjustment”) based on whether the Closing Debt is greater than or less than $14,970,000 (the “Closing Merger Consideration Shares”) and (b) 800,000 shares of Revelstone Common Stock at the Reference Price in exchange for the conversion of the Pre-PIPE Convertible Note, which shares will not be registered. The Closing Adjustment will only be used to issue more or less shares of Revelstone Common Stock, as the case may be, calculated using the Reference Price, if the Closing Debt is less or more than $14,970,000, respectively, up to a maximum of 1,497,000 additional shares of Revelstone Common Stock. For avoidance of doubt, for every $10.00 more in Closing Debt, there will be one less share of Revelstone Common Stock issued, and for every $10.00 less in Closing Debt, there will be one more share of Revelstone Common Stock issued. Shares of Revelstone Common Stock issued as a result of any reduction in the amount of Closing Debt shall not be registered.

If Revelstone Capital is unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Revelstone Capital (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as holders of public shares of Class A common stock (including the right to receive further liquidation distributions, if any), subject to applicable law. As promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board, Revelstone Capital would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

Prior Extension

At a special meeting of Revelstone stockholders held on June 14, 2023 (the “Extension Meeting”), Revelstone stockholders approved (i) a proposal to amend its amended and restated certificate of incorporation, and (ii) a proposal to amend the Management Trust Agreement with the Transfer Agent, to extend the date by which it has to consummate a business combination until December 21, 2023, on a month-to-month basis by depositing $90,000 per month into the Trust Account.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by Revelstone on June 14, 2023, 12,980,181 shares were tendered for redemption. As a result, approximately $134 million was removed from Revelstone’s Trust Account to pay such holders. Following redemptions, Revelstone had 3,519,819 Public Shares of Revelstone Class A Common Stock outstanding, and approximately $37.5 million in Revelstone’s Trust Account. On June 14, 2023, July 21, 2023, August 21, 2023, September 21, 2023 and October 21, 2023, $90,000 was deposited into the Trust Account for each one-month extension, to extend the time to complete a business combination to

November 21, 2023. On July 27, 2023, Revelstone issued an aggregate of 4,124,995 shares of Revelstone Class A Common Stock to the holders of shares of Revelstone Class B Common Stock upon the conversion of an equal number of shares of Revelstone Class B Common Stock.

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before December 21, 2023. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The mailing address of our principal executive office is: 14350 Myford Road Irvine, CA 92606.

Failure to Timely to Complete an Initial Business Combination

As disclosed in the Company’s prospectus dated December 16, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, if Revelstone Capital does not complete the initial Business Combination by December 21, 2023, it would cease all operations except for the purpose of winding up the Company.

Revelstone Capital and its board of directors have determined that there will not be sufficient time before December 21, 2023 to consummate the Initial Business Combination. Accordingly, Revelstone Capital’s board has determined that, given Revelstone Capital’s expenditure of time, effort and money on completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Revelstone Capital will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your public shares of Class A common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Revelstone Capital’s board of directors determines that Revelstone Capital will not be able to consummate an initial business combination by the Extended Termination Date, Revelstone Capital would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of Class A common stock.

In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Revelstone Capital to pay franchise and income taxes, divided by the number of then outstanding public shares of Class A common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain their right to redeem their public shares of Class A common stock when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $38 million of marketable securities as of December 7, 2023. In addition, public stockholders who do not make the Election, would be entitled to have their shares redeemed for cash if Revelstone Capital has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 4,125,000 founder shares, including 4,124,995 shares of Class A Common Stock and five shares of Class B common stock (“Founder Shares”), issued prior to our IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 19, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 7, 2023, there was approximately $38 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to February 21, 2024, the redemption price per share at the meeting for the Initial Business combination or the Company’s subsequent liquidation could be approximately $10.82 per share (without taking into account any interest), and may be different to the current redemption price of approximately $10.82 per share. The closing price of the Company’s Class A common stock on December 7, 2023 was $10.77. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by December 21, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders, including the Representative, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Representative Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, the Private Placement Shares and the Representative Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on November 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 10, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about December 8, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock (which includes the Company’s Class A common stock and Class B common stock) entitled to vote at the Special Meeting is 7,644,819. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 3,822,410 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. As of the Record Date for the Special Meeting, no Public Shares would be required to achieve a quorum. The Company’s warrants do not carry voting rights.

Broker Non-Votes

Holders of shares of our Class A common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposal	More than 65% of outstanding shares	No
Trust Amendment Proposal	More than 65% of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•        the fact that if the Initial Business Combination is not approved, in accordance with our Charter, the 4,125,000 Founder Shares held by our sponsor, our officers and directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,050,000 Private Placement Warrants that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $5,050,000 which include the additional 450,000 Private Placement Warrants that were acquired in connection with the exercise of the overallotment option for an aggregate purchase price of $450,000. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Warrants, and the Founder Shares had an aggregate market value of approximately $44.4 million based on the last sale price of $10.77, on Nasdaq on December 7, 2023;

•        if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed;

•        on August 24, 2023, Revelstone issued a promissory note (the “First Working Capital Note”) to the Sponsor. Pursuant to the First Working Capital Note, the Sponsor agreed to loan us an aggregate principal amount of $100,000. On October 19, 2023, Revelstone issued a promissory note (the “Second Working Capital Note”) to the Sponsor. Pursuant to the Second Working Capital Note, the Sponsor agreed to loan us an aggregate principal amount of $100,000. The First Working Capital Note and any additional Working Capital Notes are hereinafter referred to as the “Working Capital Notes”). The Working Capital Notes were issued to fund working capital of the Company. The Working Capital Notes are non-interest bearing and all outstanding amounts under the Working Capital Notes will be due on the date on which we consummate our initial business combination (the “Maturity Date”); and

•        our Sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Business Combination is not completed, including any balances outstanding on any Working Capital Notes, as described herein, issued to Revelstone by the Sponsor. As of November 30, 2023, $200,000 is outstanding from the Working Capital Notes, and there are no out-of-pocket expenses owed to Revelstone’s officers, directors or Sponsor.

•        Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our Class A common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Class A common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

•        You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) its customary fee and out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Revelstone Capital Acquisition Corp., at 14350 Myford Road, Irvine, CA 92606, Attention: Secretary, and its telephone number is (949) 751-7518.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Revelstone Capital Acquisition Corp., 14350 Myford Road, Irvine, CA 92606; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares of Class A common stock may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $38 million on December 7, 2023, the estimated per share conversion price would have been approximately $10.82.

In order to exercise your conversion rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on December 19, 2023 (two business days before the Special Meeting) that we convert your public shares of Class A common stock for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

and

•        deliver your shares of Class A common stock either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Class A common stock as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by December 21, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying shares of Class A common stock and public warrants prior to exercising conversion rights with respect to the shares of Class A common stock.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares of Class A common stock and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares of Class A common stock upon the separation of the public shares of Class A common stock from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares of Class A common stock and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares of Class A common stock upon the separation of the public shares of Class A common stock from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares of Class A common stock to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

	Number of Shares Beneficially
Name and Address of Beneficial Owner(1)	Owned	%
Morgan Callagy(2)	935,612	12.2
Daniel Neukomm(3)	935,612	12.2
Jason White	25,000	*
Margaret McDonald	66,250	*
Jeff Rosenthal	66,250	*
All officers and directors as a group (5 individuals)	1,588,597	20.8
Five Percent Holders
Tenor Opportunity Master Fund, Ltd (4)	1,451,250	19.0
Rich Brown	495,487	6.5

Percentage of Outstanding Shares

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Revelstone Capital Acquisition Corp., 14350 Myford Road, Irvine, CA 92606.

(2)      Includes 935,612 shares of Common Stock, of which Morgan Callagy owns 495,485 shares. Includes 440,127 shares of Common Stock held by La Jolla Group, Inc. Morgan Callagy and Daniel Neukomm share voting and investment control over the shares held by La Jolla Group, Inc.

(3)      Includes 935,612 shares of Common Stock, of which Daniel Neukomm owns 495,485 shares. Includes 440,127 shares of Common Stock held by La Jolla Group, Inc. Morgan Callagy and Daniel Neukomm share voting and investment control over the shares held by La Jolla Group, Inc.

(4)      The shares of Class A Common Stock reported herein are held by Tenor Opportunity Master Fund, Ltd. (the “Master Fund”). Tenor Capital Management Company, L.P. (“Tenor Capital”) serves as the investment manager to the Master Fund. Robin Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

This is a proposal to amend Revelstone Capital’s second amended and restated certificate of incorporation (the “Charter”), (i) to extend the date by which Revelstone Capital has to consummate a business combination (the “Extension”) from December 21, 2023 to February 21, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date” and this proposal is referred to as the “Charter Amendment Proposal”).

All stockholders are encouraged to read the proposed Charter Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment Proposal is attached hereto as Annex A.

Reasons for the Proposed Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow Revelstone Capital more time to complete its initial business combination. Revelstone Capital’s Charter provides that Revelstone Capital has until December 21, 2023 to complete a business combination.

Failure to Timely Complete a Business Combination

As disclosed in the Company’s prospectus dated December 16, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement, and the Company’s Charter, as amended, if Revelstone Capital does not complete its initial business combination by December 21, 2023, Revelstone Capital would cease all operations except for the purpose of winding up the Company.

Revelstone Capital and its board of directors have determined that there will not be sufficient time before December 21, 2023 to consummate, the Business Combination. Accordingly, Revelstone Capital’s board has determined that, given Revelstone Capital’s expenditure of time, effort and money on completing its initial business combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Revelstone Capital will have to consummate an initial business combination before the Extended Termination Date.

If Revelstone Capital’s board of directors determines that Revelstone Capital will not be able to consummate an initial business combination by the Extended Termination Date, Revelstone Capital would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares of Class A common stock.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Revelstone Capital to pay franchise and income taxes, divided by the number of then outstanding public shares of Class A common stock, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares of Class A common stock will retain their right to redeem their public shares of Class A common stock when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment.

Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $38 million of marketable securities as of December 7, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Revelstone Capital has not completed a business combination by the Extended Termination Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 4,125,000 founder shares issued prior to our IPO (“Founder Shares”), 4,124,995 of which are Class A common stock and five shares are Class B common stock.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

•        If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the time to consummate its business combination from December 21, 2023 to February 21, 2024.

•        Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights”).

•        Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $38 million of marketable securities as of December 7, 2023.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that Revelstone Capital’s Sponsor, initial stockholders, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        Revelstone Capital’s Sponsor has a fiduciary obligation to its members and Daniel Neukomm, (Revelstone Capital’s Co-Chief Executive Officer and Director) is the controlling member of our Sponsor. Morgan Callagy our Chief Financial Officer is also a member of our Sponsor. Each of Mr. Neukomm and Mr. Callagy has a fiduciary obligation to both Revelstone Capital and the Sponsor, and may have a conflict of interest when voting.

•        If an initial business combination is not completed, Revelstone Capital will be required to dissolve and liquidate. In such event, the 4,125,000 Founder Shares which were acquired prior to the IPO and 5,500,000 Private Placement Warrants acquired in the private placement simultaneously with the closing of the IPO currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $44.4 million, and the Private Placement Warrants had an aggregate market value of approximately 165,000, based on the closing price of $10.77 per share of Revelstone Capital’s Class A common stock and $0.03 per Warrant on the Nasdaq Global Market as of December 7, 2023;

•        Our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed.

•        On August 24, 2023, Revelstone issued a promissory note (the “First Working Capital Note”) to the Sponsor. Pursuant to the First Working Capital Note, the Sponsor agreed to loan us an aggregate principal amount of $100,000. On October 19, 2023, Revelstone issued a promissory note (the “Second Working Capital Note”) to the Sponsor. Pursuant to the Second Working Capital Note, the Sponsor agreed to loan us an aggregate principal amount of $100,000. The First Working Capital Note and any additional Working Capital Notes are hereinafter referred to as the “Working Capital Notes”). The Working Capital Notes were issued to fund working capital of the Company. The Working Capital Notes are non-interest bearing and all outstanding amounts under the Working Capital Notes will be due on the date on which we consummate our initial business combination (the “Maturity Date”). As of November 30, 2023, $200,000 is outstanding from the Working Capital Notes, and there are no out-of-pocket expenses owed to Revelstone’s officers, directors or Sponsor.

•        Because of these interests, Revelstone Capital’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Revelstone Capital Common Stock declined to $5.00 per share after the close of the business combination, Revelstone Capital’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Revelstone Capital’s initial stockholders would have a gain of $4.13 per share because it acquired the Founder Shares for a nominal amount. In other words, Revelstone Capital’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•        Revelstone Capital’s sponsor is Revelstone Capital, LLC (“Sponsor”), and its managing member is Daniel Neukomm. If an initial business combination, such as the Initial Business Combination, is not completed, the Sponsor will lose an aggregate of approximately $4.1 million, with the potential value of approximately $44.6 million comprised of the following:

•        approximately $44.4 million (based on the closing price of $10.77 per share of Revelstone Capital Class A common stock on the Nasdaq Global Market as of December 7, 2023 of the 4,125,000 Founder Shares and approximately $165,000 for the 5,500,000 Private Placement Warrants that were sold in the private placement simultaneously with the IPO, that the Sponsor holds.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter, until the earlier of consummation of our initial business combination or liquidation, to hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

Our Co-Chief Executive Officers, Daniel Neukomm and Morgan Callagy, are both United States citizens, and control our Sponsor. One of our current directors, Margaret McDonald, who is Irish and lives in the United Kingdom, is a non-U.S. person. Ms. McDonald will not be a director of the surviving company at the consummation of the Business Combination. In addition, the officers and directors of Set Jet that will remain as officers or directors of the surviving company, are all US persons. Therefore, we do not believe that any of our current officers, directors or members of our Sponsor, or any officer or director of Set Jet that will remain as an officer or director of the surviving company, constitutes a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of an initial business combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial business combination. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Although we do not believe we nor the sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential initial business combination, impose conditions to mitigate national security concerns with respect to a potential initial business combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the sponsor. As a result, the pool of potential targets with which we could complete an initial business combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company may extend the time to complete a business combination until February 21, 2024.

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our Revelstone Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and because our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our Revelstone Common Stock after December 31, 2022. In June 2023, approximately $134 million was redeemed in connection with a special meeting and any additional redemptions in connection with the Business Combination may be subject the Excise Tax, unless an exemption is available. Generally, issuances of securities in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. In addition, the Excise Tax would be payable by us, and not by the redeeming holder. Further, based on recently issued interim guidance from the IRS and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 19, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 7, 2023, there was approximately $38 million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to February 21, 2024, the redemption price per share at the meeting for the Initial Business combination or the Company’s subsequent liquidation could be approximately $10.82 per share (without taking into account any interest) and may be different to the current redemption price of approximately $10.82 per share. The closing price of the Company’s common stock on December 7, 2023 was $10.77. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposals are not approved and we do not consummate a business combination by December 21, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares of Class A common stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our sponsor, the Representative, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Representative Shares or the Private Placement Shares.

Required Vote

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, the Private Placement Shares and the Representative Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on November 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your public shares of Class A common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 21, 2021, as amended, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete a business combination (the “Business Combination Period”), to February 21, 2024 (the “Trust Amendment”) without making any further payment into the Company’s trust account. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from December 21, 2023 until February 21, 2024.

The Company’s current Charter and Trust Agreement, as amended, provide that the Company has until December 21, 2023 to complete a business combination without the payment of additional amounts into the Company’s Trust Account.

Revelstone Capital and its board of directors have determined that there will not be sufficient time before December 21, 2023 (its current termination date) to consummate the Initial Business Combination. However, management believes that it can close the Initial Business Combination before February 21, 2024.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by December 21, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Initial Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding Common Stock, including the Founder Shares, Private Placement Shares and the Representative Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 10, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof.

Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares of Class A common stock now, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares of Class A common stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE SPECIAL MEETING

Date, Time and Place.    The Special Meeting will be held at 11:30 a.m., ET on December 21, 2023 virtually at https://www.cstproxy.com/revelstonecapital/ext2023

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 0898236#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card are also available at https://www.cstproxy.com/revelstonecapital/ext2023. We first mailed these materials to our stockholders on or about December 8, 2023.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on November 10, 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 7,644,819 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal. This includes 7,644,814 shares of Class A common stock, par value $0.0001 per share, and five shares of Class B common stock, par value $0.0001 per share.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. Advantage is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $8,500 in fees, plus disbursements for such services.

Required Votes

Charter Amendment Proposal.    The Charter Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of more than 65% of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor, the Representative and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, our initial stockholders beneficially owned and were entitled to vote 4,125,000 Founder Shares representing approximately 20% of the Company’s issued and outstanding shares of Common Stock.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal or the Adjournment by contacting us at the following address or telephone number:

Revelstone Capital Acquisition Corp.
14350 Myford Road
Irvine, CA 92606
(949) 751 7518

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 15, 2023.

Annex A

Charter Amendment

AMENDMENT NO. 2 TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
REVELSTONE CAPITAL ACQUISITION CORP.

December 21, 2023

Revelstone Capital Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Revelstone Capital Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 5, 2021. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 24, 2021, as amended by the certificate of amendment to the certificate of incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 21, 2021. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 16, 2021 (the “Second Amended and Restated Certificate”). An amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of Delaware on June 15, 2023.

2. This Amendment No. 2 to the Second Amended and Restated Certificate amends the Second Amended and Restated Certificate.

3. This Amendment to the Second Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph 9.1(a) and 9.1(b) of Article NINE is hereby amended and restated to read in full as follows:

“9.1 (a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination; (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by February 21, 2024 (, the “Last Date”); or (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Second Amended and Restated Certificate, as amended (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.

A-1

IN WITNESS WHEREOF, Revelstone Capital Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

REVELSTONE CAPITAL ACQUISITION CORP.
By:
	Name:	Morgan Callagy
	Title:	Co-Chief Executive Officer

A-2

Annex B

AMENDMENT NO. 2
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of December 21, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Revelstone Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement on December 16, 2021, as amended on June 15, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of the Company held on December 21, 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s second amended and restated certificate of incorporation (the “2nd A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination until February 21, 2024 (; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by February 21, 2024 (the “Last Date”), without further payment into the Trust Account, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

B-1

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
	Name:	Francis Wolf
	Title:	Vice President
REVELSTONE CAPITAL ACQUISITION CORP.
By:
	Name:	Morgan Callagy
	Title:	Co-Chief Executive Officer

B-2

PROXY CARD

REVELSTONE CAPITAL ACQUISITION CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 21, 2023: The Proxy Statement is available at https://www.cstproxy.com/revelstonecapital/ext2023

The undersigned hereby appoints Roman Livson as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Revelstone Capital Acquisition Corp. (the “Company”), to be held via teleconference as described in the Proxy Statement on December 21, 2023 at 11:30 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated December 8, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      PROPOSAL 1. CHARTER AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) UNTIL FEBRUARY 21, 2024 IF APPROVED BY THE COMPANY’S BOARD OF DIRECTORS.

For ☐ Against ☐ Abstain ☐

2.      PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 16, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION UNTIL FEBRUARY 21, 2024 (THE “TRUST AMENDMENT”).

For ☐ Against ☐ Abstain ☐

3.      PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL 1.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.